UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 3, 2015

(Date of earliest event reported: December 31, 2014)

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Douglas Boulevard, Suite 240

Roseville, California 95661-3875

(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 (this “Amendment”) to the Form 8-K of Solar Power, Inc. (the “Company”), originally filed on January 8, 2015 and amended on March 19, 2015 (the “Form 8-K”), is being filed solely to re-file Exhibit 99.3 to the Form 8-K.

No other changes have been made to the Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K and does not reflect any events that occurred at a date subsequent to the filing of the Form 8-K or modify or update those disclosures therein in anyway way. Accordingly, this Amendment should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Audited balance sheet of Gonghe County Xinte Photovoltaic Co., Ltd. as of December 31, 2013, and the related statement of profit or loss and other comprehensive income, changes in equity, and cash flows for the period from April 28, 2013 (date of incorporation) to December 31, 2013 , including the notes thereto (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2015).

99.2	Unaudited interim condensed balance sheet of Gonghe County Xinte Photovoltaic Co., Ltd. as of June 30, 2014, the related interim condensed statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the six-month period ended June 30, 2014 and the period from April 28, 2013 (date of incorporation) to June 30, 2013, including the notes thereto(incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the SEC on March 19, 2015).

99.3	Unaudited pro forma interim condensed combined balance sheet as of September 30, 2014, and the pro forma interim condensed combined statement of operations for the nine-month period September 30 , 2014 and for the period from April 28, 2013 (date of incorporation) to December 31, 2013, and the accompanying notes.

Forward-Looking Statements

This Form 8-K/A contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “project,” “assume,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates, including the estimates and assumptions related to the preparation of the pro forma financial information contained herein, and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in the forward-looking statements due to a variety of risks and uncertainties and other factors.

Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on August 14, 2015 (including under the headings “Forward Looking Statements” and “Risk Factors”) and other reports filed with the SEC. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: September 3, 2015	/s/ Amy Jing Liu Name: Amy Jing Liu Title: Chief Financial Officer

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